Exhibit 10.9

THE GETTY IMAGES HOLDINGS, INC. 2022 EQUITY INCENTIVE PLAN

Performance Restricted Stock Unit Award Agreement

This Performance Restricted Stock Unit Award Agreement (this “Agreement”) is made by and between Getty Images Holdings, Inc., a corporation organized and existing under the laws of Delaware (the “Company”) and the individual listed on the applicable Grant Notice (the “Participant”), effective as of the date listed on the applicable Grant Notice (the “Date of Grant”).

RECITALS

WHEREAS, the Company has adopted the Getty Images Holdings, Inc. 2022 Equity Incentive Plan (as may be further amended, amended and restated or modified from time to time (the “Plan”)), which is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Plan; and

WHEREAS, the Company has provided the Participant with a Grant Notice which shall be part of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties agree as follows:

1.Grant of Award. The Company hereby grants to the Participant, effective as of the Date of Grant, the number of performance restricted stock units (“PRSUs”) set forth on the applicable Grant Notice, on the terms and conditions set forth in the Plan and this Agreement.

2.Vesting and Forfeiture.

(a)General. Subject to the terms and conditions set forth in the Plan and this Agreement (including the applicable Grant Notice), the PRSUs shall vest as provided in the applicable Grant Notice.

(b)Termination of Service. Upon a termination of a Participant’s Service for any reason or no reason, any then unvested PRSUs will be forfeited immediately, automatically and without consideration. The PRSUs and the shares of Common Stock (and any resulting proceeds) will continue to be subject to Sections 12.2 (Termination for Cause) and 12.3 (Right of Recapture) of the Plan.

3.Payment.

(a)Settlement. The Company shall deliver to the Participant within sixty (60) days following the Vesting Date (as defined in the Grant Notice), a number of shares Common Stock equal to the aggregate number of PRSUs that have vested pursuant to Section 2. No fractional shares of Common Stock shall be delivered and any

(b)fractions shall be rounded down. The Company may deliver such shares of Common Stock either through book entry accounts held by, or in the name of, the Participant or cause to be issued a certificate or certificates representing the number of shares of Common Stock to be issued in respect of the PRSUs, registered in the name of the Participant.

(c)Withholding Requirements. The Company shall have the right to require the Participant to remit to the Company the amount necessary to satisfy federal, state, provincial and local taxes, domestic or foreign, required by law or regulation to be withheld in connection with the settlement of the PRSUs, and to deduct or withhold from any shares of Common Stock deliverable under this Agreement or to employ any other methods permitted by the Plan to satisfy such withholding obligation. In addition, to the extent permitted by the Committee in its sole discretion, subject to Section 16 of the Exchange Act, withholding may be satisfied through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the withholding amount, which shall be subject to any terms and conditions imposed by the Committee.

4.Participant Representations. The Participant acknowledges, represents and warrants that:

(a)the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and the Company is relying in part on the Participant’s representations set forth in this Section 4;

(b)if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the shares of Common Stock must be held indefinitely by the Participant unless an exemption from the registration requirements of the Securities Act is available for the resale of such shares or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such shares of Common Stock and the Company is under no obligation to register the resale of the shares of Common Stock (or to file a “re-offer prospectus”); and

(c)if the Participant is deemed an affiliate within the meaning of Rule 144 under the Securities Act, the Participant understands that the exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the shares of Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the shares of Common Stock may be made only in limited amounts in accordance with such terms and conditions.

5.Miscellaneous Provisions

(a)Rights of a Shareholder. Prior to settlement of the PRSUs in shares of Common Stock, neither the Participant nor the Participant’s representatives will have any rights as a shareholder of the Company with respect to any shares of Common Stock underlying the PRSUs.

(b)Transfer Restrictions. The shares of Common Stock delivered hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, NYSE or any stock exchange upon which such shares of Common Stock are listed, any applicable federal or state laws and any agreement with, or policy of, the Company or the Committee to which the Participant is a party or subject, and the Committee may cause orders or designations to be placed upon the books and records of the Company’s transfer agent to make appropriate reference to such restrictions.

(c)Clawback Policy. The Participant acknowledges that the Participant is subject to the provisions of Section 12 (Forfeiture Events) and Section 14.6 (Trading Policy and Other Restrictions) of the Plan and any compensation recovery, “clawback” or similar policy adopted by the Company from time to time and/or made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection and Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed. The Participant further acknowledges and agrees that any violation of any non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant obligation under any employment offer, employment contract, or confidentiality obligations otherwise agreed to in the course of Participant’s employment between Participant and the Company or any of its Subsidiaries or Affiliates shall, in the Company’s discretion, result in the forfeiture, clawback, and/or recovery of the award granted hereunder, pursuant to the terms of Sections 12 and 14.6 of the Plan or such other compensation recovery, clawback or similar policy.

(d)Adjustments. In the event of any change with respect to the outstanding shares of Common Stock contemplated by Section 4.4 of the Plan prior to delivery, the PRSUs may be adjusted in accordance with Section 4.4 of the Plan.

(e)No Right to Continued Service. Nothing in this Agreement or the Plan confers upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(f)Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the

Participant, the Participant’s executor, personal representative(s), distributees, administrator, permitted transferees, permitted assignees, beneficiaries, and legatee(s), as applicable, whether or not any such person will have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(g)Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable.

(h)Amendment. Except as otherwise provided in the Plan, this Agreement will not be amended unless the amendment is agreed to in writing by both the Participant and the Company.

(i)Choice of Law; Jurisdiction. This Agreement and all claims, causes of action or proceedings (whether in contract, in tort, at law or otherwise) that may be based upon, arise out of or relate to this Agreement will be governed by the internal laws of the State of Delaware, excluding any conflicts or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

(j)Signature in Counterparts. This Agreement may be signed in counterparts, manually or electronically, each of which will be an original, with the same effect as if the signatures to each were upon the same instrument. If required, execution of the applicable Grant Notice shall be considered execution and acceptance of this Agreement.

(k)Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

(l)Entire Agreement. This Agreement (including the applicable Grant Notice), the Plan, and the International Appendix constitute the entire agreement between the parties with respect to the subject matter hereof and thereof. No promises, statements, understandings, representations, or warranties of any kind, whether oral or in writing, express or implied have been made to the Participant to induce the Participant to enter into this Agreement other than the express terms set forth in this Agreement (including the applicable Grant Notice), the Plan and the International Appendix, and the Participant is not relying upon any promises, statements, understandings, representations, or warranties with respect to the subject matter hereof other than those expressly set forth in this Agreement (including the applicable Grant Notice), the Plan and the International Appendix.

(m)Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan, the International Appendix, and this Agreement (including the applicable Grant Notice). The Participant has read and understands the terms and provisions of the Plan, the International Appendix, and this Agreement (including the applicable Grant Notice), and accepts the PRSUs subject to all of the terms and conditions of the Plan, the International Appendix, and this Agreement (including the applicable Grant Notice). In the event of a conflict between any term or provision contained in this Agreement (including the applicable Grant Notice), and a term or provision of the Plan or the International Appendix, the applicable term and provision of the Plan or the International Appendix will govern and prevail. In the event of a conflict between any term or provision contained in the International Appendix and a term or provision of the Plan, the applicable term and provision of the Plan will govern and prevail.

GETTY IMAGES HOLDINGS, INC. 2022 EQUITY INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

GRANT NOTICE

Unless otherwise defined herein, the terms defined in the Getty Images Holdings, Inc. 2022 Equity Incentive Plan. (as amended from time to time, the “Plan”) shall have the same defined meanings in this Performance Restricted Stock Unit Award Agreement, which includes the terms of this Grant Notice (this “Grant Notice”) (collectively, the “Agreement”).
You have been granted Performance Restricted Stock Units (the “PRSUs”) subject to the terms and conditions of the Plan and this Agreement, as follows:

Name of Participant:	[_________]
Total Number of PRSUs:	[_________]
Date of Grant:	[_________]
Final Expiration Date:	[_________]
Vesting Schedule:	[_________]

Adjustments to Performance Vesting Condition: Notwithstanding anything to contrary in the Agreement or Plan, the Committee may in its sole discretion adjust and/or amend the Performance Vesting Condition for any Measurement Period for such items as the Compensation Committee determined appropriate in its discretion, including such adjustments to reflect the effect of business results from acquisitions and divestitures, costs related to such acquisitions and divestitures, other unusual or nonrecurring events affecting the Company, its financial statements or changes in law or accounting principles or such other items as may be deemed appropriate by the Compensation Committee.

Mandatory Sell to Cover Withholding Taxes. As a condition to receipt of the PRSUs, to the fullest extent permitted under the Plan and applicable law, withholding taxes and other tax related items shall be satisfied through the sale of only such number of the shares subject to the PRSUs as are necessary to satisfy tax withholding obligations arising exclusively from the vesting of the PRSUs and as determined in accordance with Section 3(b) of the Agreement through a broker of the Company’s choosing and the remittance of the cash proceeds to the Company. The Company is authorized and directed by the Participant to make payment(s) from the cash proceeds of this sale directly to the appropriate taxing authorities. The mandatory sale of shares to cover withholding taxes and tax related items is imposed by the Company on the Participant in connection with the receipt of the PRSUs, and it is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act, constitute a sell-to-cover transaction within the meaning of such rule and be interpreted to meet the requirements of Rule 10b5-1(c) of the Exchange Act. The Participant hereby represents and certifies that the Participant is not aware of any material nonpublic information about the shares underlying the PRSUs or the Company, and the Participant is executing this Agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1(c) of the Exchange Act.

[Signature page follows.]

GETTY IMAGES HOLDINGS, INC. 2022 EQUITY INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

GRANT NOTICE

Unless otherwise defined herein, the terms defined in the Getty Images Holdings, Inc. 2022 Equity Incentive Plan. (as amended from time to time, the “Plan”) shall have the same defined meanings in this Performance Restricted Stock Unit Award Agreement, which includes the terms of this Grant Notice (this “Grant Notice”) (collectively, the “Agreement”).
You have been granted Performance Restricted Stock Units (the “PRSUs”) subject to the terms and conditions of the Plan and this Agreement, as follows:

Name of Participant:	[_________]
Total Number of PRSUs:	[_________]
Date of Grant:	[_________]
Final Expiration Date:	[_________]
Vesting Schedule:	[_________]

Adjustments to Performance Vesting Condition: Notwithstanding anything to contrary in the Agreement or Plan, the Committee may in its sole discretion adjust and/or amend the Performance Vesting Condition for any Measurement Period for such items as the Compensation Committee determined appropriate in its discretion, including such adjustments to reflect the effect of business results from acquisitions and divestitures, costs related to such acquisitions and divestitures, other unusual or nonrecurring events affecting the Company, its financial statements or changes in law or accounting principles or such other items as may be deemed appropriate by the Compensation Committee.

Withholding of Taxes: As a condition of delivery, the Company has the right to withhold or deduct from the total number of shares to be delivered upon settlement of the PRSUs, shares equal to the statutory withholding tax or any other applicable taxes or deductions required by applicable laws or regulations.
Calculation of Net Shares: The number of net shares to be delivered to you shall be determined by subtracting the shares withheld or deducted for taxes from the total number of shares subject to the PRSUs. The net shares shall be rounded down to the nearest whole share, and any fractional share resulting from the calculation shall be disregarded.

[Signature page follows.]

IN WITNESS WHEREOF, you and the Company have executed this Agreement as of the dates set forth below.

PARTICIPANT	GETTY IMAGES HOLDINGS, INC.
Name:	By:

Date:	Date: